STATE OF NEVADA

BARBARA K. CEGAVSKE
Secretary of State

JEFFERY LANDERFELT
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

January 12, 2017

Job Number: C20170112-0620
Reference Number:
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20170014918-53	Certificate of Correction	1 Pages/1 Copies

Respectfully,

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

Certified By: Denise Repp
Certificate Number: C20170112-0620
You may verify this certificate
online at **http://www.nvsos.gov/**

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

090403

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Correction

(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

Filed in the office of	Document Number
Barbara K. Cegavske	20170014918-53
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 01/12/2017 8:00 AM
	Entity Number E0038682014-4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction

(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)

1. The name of the entity for which correction is being made:

Orbital Tracking Corp.

2. Description of the original document for which correction is being made:

Certificate of Designation, Preferences, Rights and Limitations of Series H Convertible Preferred Stock ("COD")

3. Filing date of the original document for which correction is being made: October 27, 2016

4. Description of the inaccuracy or defect:

Section 7(c) of the COD does not accurately reflect the dollar threshold for the restriction set forth in Section 7(c).

5. Correction of the inaccuracy or defect:

Section 7(c) shall of the Certificate of Designation shall be revised to state as follows:
"or for one year following the date of filing this COD, (i) issue any shares of Preferred Stock, common stock or securities convertible into common stock (except upon exercise or conversion of currently existing securities or pursuant to the Company's duly adopted equity incentive plan; or ii) incur any Indebtedness greater than $250,000, except for trade payables incurred in the ordinary course of business."

6. Signature:

X Theresa Carlise

Authorized Signature

Chief Financial Officer
Title *

January 11, 2017
Date

* If entity is a corporation, it must be signed by an officer if stock has been issued, OR an incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members; a limited partnership or limited-liability limited partnership, by a general partner; a limited-liability partnership, by a managing partner; a business trust, by a trustee.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.